Galaxy Digital Inc. Historical Select Financial Data as of Q1 2025 The information contained in this supplement speaks only as of the particular date or dates included in the accompanying pages. Galaxy Digital Inc. (the "Company") does not undertake an obligation to, and disclaims any duty to, update any of the information provided. The information contained in this supplement contains certain financial and other information reproduced or derived from more comprehensive information contained in our periodic reports and other filings with the Securities and Exchange Commission ("SEC"). The information contained in this supplement is unaudited and is not intended as a substitute for, and should be read in the context of, the information contained in these other documents. In the event of any conflict, the information contained in our periodic reports and other filings with the SEC shall take precedence.

Consolidated Statements of Operations (Unaudited) Three Months Ended ($ in thousands) March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Revenues 12,976,206 15,807,753 8,570,657 8,882,891 9,335,372 7,475,085 6,414,043 13,385,473 24,352,178 19,018,696 42,830,495 34,227,035 23,749,621 Net gain / (loss) on digital assets (18,223) 198,189 111,990 (22,015) 346,393 281,215 (16,982) 23,801 45,416 97,268 104,014 489,241 247,842 Net gain / (loss) on investments (133,167) 283,957 13,303 (101,487) 63,018 37,633 (3,024) (15,176) 78,394 (144,089) (27,175) (286,493) (7,161) Net gain / (loss) on derivatives trading 31,059 62,467 16,340 105,322 83,640 71,121 15,738 8,099 56,625 12,737 17,825 80,019 81,977 Revenues and gains / (losses) from operations 12,855,875 16,352,366 8,712,290 8,864,711 9,828,423 7,865,054 6,409,775 13,402,197 24,532,613 18,984,612 42,925,159 34,509,802 24,072,279 Transaction expenses 13,059,439 15,891,776 8,644,601 8,891,783 9,313,616 7,479,841 6,426,408 13,370,915 24,315,259 19,151,479 42,847,448 34,983,435 24,013,569 Compensation and benefits 56,953 85,977 57,290 61,253 61,071 67,883 50,543 52,612 48,218 33,171 59,987 62,054 60,989 General and administrative 86,575 213,414 23,931 22,267 19,685 15,384 16,853 15,495 10,619 71,083 39,956 26,778 10,953 Technology 9,887 9,086 7,576 7,356 6,492 6,165 4,948 4,599 4,395 3,943 3,660 4,045 3,270 Professional fees 20,772 12,829 10,927 13,691 13,629 11,538 7,910 8,786 9,817 12,952 (4,260) 9,940 9,591 Notes interest expense 14,071 9,683 7,105 7,040 6,976 6,913 6,851 6,790 6,731 14,916 7,503 7,336 7,274 Total operating expenses 13,247,697 16,222,765 8,751,430 9,003,390 9,421,469 7,587,724 6,513,513 13,459,197 24,395,039 19,287,544 42,954,294 35,093,588 24,105,646 Change in fair value of warrant liability - - - - - - - - - 317 307 17,177 2,521 Unrealized gain / (loss) on notes payable - derivative 89,606 (16,583) (2,858) (2,573) (9,713) (8,581) 1,082 (799) (1,305) 1,442 (1,042) 51,105 6,493 Other income / (expense), net 672 166 783 1,612 213 375 (636) 102 24 19,036 4,112 421 2,911 Total other income / (expense) 90,278 (16,417) (2,075) (961) (9,500) (8,206) 446 (697) (1,281) 20,795 3,377 68,703 11,925 Net income / (loss) before taxes (301,544) 113,184 (41,215) (139,640) 397,454 269,124 (103,292) (57,697) 136,293 (282,137) (25,758) (515,083) (21,442) Income taxes expense / (benefit) (6,112) (4,337) (7,885) (14,044) 9,327 16,275 (3,521) (1,900) 5,060 (9,967) (2,322) (9,883) (6,119) Net income / (loss) (295,432) 117,521 (33,330) (125,596) 388,127 252,849 (99,771) (55,797) 131,233 (272,170) (23,436) (505,200) (15,323) Redeemable noncontrolling interest - - - - - - - - 7,941 8,857 (100,606) (13,411) Unit holders of the Company (295,432) 117,521 (33,330) (125,596) 388,127 252,849 (99,771) (55,797) 131,233 (280,111) (32,293) (404,594) (1,912)

Statements of Operations by Segment (Unaudited)

($ in thousands)	Three Months Ended					Year Ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Digital Assets						
Revenues	12,971,529	15,779,712	8,555,809	8,858,973	9,302,569	51,565,491
Net gain / (loss) on digital assets	52,204	93,172	4,546	(122,748)	82,590	22,527
Net gain / (loss) on investments	(20,349)	9,277	5,628	2,520	-	-
Net gain / (loss) on derivatives trading	60,515	5,848	60,984	117,155	(15,632)	65,380
Revenues and gains / (losses) from operations	**13,063,899**	**15,888,009**	**8,626,967**	**8,855,900**	**9,369,527**	**51,653,398**
Transaction expenses	12,999,168	15,787,055	8,557,682	8,820,436	9,272,125	51,509,381
Compensation and benefits	38,826	47,250	41,026	45,374	42,275	148,909
Notes interest expense	-	-	-	-	-	-
Depreciation and amortization	3,555	3,389	3,568	3,182	1,307	4,344
Other expenses	18,821	20,908	15,835	17,932	14,050	44,854
Total operating expenses	**13,060,370**	**15,858,602**	**8,618,111**	**8,886,924**	**9,329,757**	**51,707,488**
Operating Income	**3,529**	**29,407**	**8,856**	**(31,024)**	**39,770**	**(54,090)**
Notes payable - derivative	-	-	-	-	-	-
Other income / (expense), net	-	-	-	-	-	-
Total other income / (expense)	**-**	**-**	**-**	**-**	**-**	**-**
Net income / (loss) for the period, before taxes	**3,529**	**29,407**	**8,856**	**(31,024)**	**39,770**	**(54,090)**
Tax expense / (benefit)	-	-	-	-	-	-
Net income / (loss) for the period	**3,529**	**29,407**	**8,856**	**(31,024)**	**39,770**	**(54,090)**
Data Centers						
Revenues	-	-	-	-	-	-
Net gain / (loss) on digital assets	-	-	-	-	-	-
Net gain / (loss) on investments	-	-	-	-	-	-
Net gain / (loss) on derivatives trading	-	-	-	-	-	-
Revenues and gains / (losses) from operations	**-**	**-**	**-**	**-**	**-**	**-**

Transaction expenses	-	-	-	-	-	-
Compensation and benefits	1,263	-	-	-	-	-
Notes interest expense	-	-	-	-	-	-
Depreciation and amortization	1,251	2,148	1,875	1,800	1,674	5,548
Other expenses	385	-	-	-	-	-
Total operating expenses	**2,899**	**2,148**	**1,875**	**1,800**	**1,674**	**5,548**
Operating Income	**(2,899)**	**(2,148)**	**(1,875)**	**(1,800)**	**(1,674)**	**(5,548)**
Notes payable - derivative	-	-	-	-	-	-
Other income / (expense), net	-	-	-	-	-	-
Total other income / (expense)	**-**	**-**	**-**	**-**	**-**	**-**
Net income / (loss) for the period, before taxes	**(2,899)**	**(2,148)**	**(1,875)**	**(1,800)**	**(1,674)**	**(5,548)**
Tax expense / (benefit)	-	-	-	-	-	-
Net income / (loss) for the period	**(2,899)**	**(2,148)**	**(1,875)**	**(1,800)**	**(1,674)**	**(5,548)**
Treasury and Corporate						
Revenues	4,677	28,041	14,848	23,918	32,803	61,288
Net gain / (loss) on digital assets	(70,427)	105,017	107,444	100,733	263,803	310,923
Net gain / (loss) on investments	(112,818)	274,680	7,675	(104,007)	63,018	97,827
Net gain / (loss) on derivatives trading	(29,456)	56,619	(44,644)	(11,833)	99,272	86,203
Revenues and gains / (losses) from operations	**(208,024)**	**464,357**	**85,323**	**8,811**	**458,896**	**556,241**
Transaction expenses	60,271	104,721	86,919	71,347	41,491	83,042
Compensation and benefits	16,864	38,727	16,264	15,879	18,796	70,347
Notes interest expense	14,071	9,683	7,105	7,040	6,976	27,285
Depreciation and amortization	8,785	7,879	7,564	5,987	6,519	13,053
Other expenses	84,437	201,005	13,592	14,413	16,256	48,710
Total operating expenses	**184,428**	**362,015**	**131,444**	**114,666**	**90,038**	**242,437**
Operating Income	**(392,452)**	**102,342**	**(46,121)**	**(105,855)**	**368,858**	**313,804**
Notes payable - derivative	89,606	(16,583)	(2,858)	(2,573)	(9,713)	(9,603)
Other income / (expense), net	672	166	783	1,612	213	(135)
Total other income / (expense)	**90,278**	**(16,417)**	**(2,075)**	**(961)**	**(9,500)**	**(9,738)**
Net income / (loss) for the period, before taxes	**(302,174)**	**85,925**	**(48,196)**	**(106,816)**	**359,358**	**304,066**
Tax expense / (benefit)	(6,112)	(4,337)	(7,885)	(14,044)	9,327	15,914
Net income / (loss) for the period	**(296,062)**	**90,262**	**(40,311)**	**(92,772)**	**350,031**	**288,152**

Totals						
Revenues	12,976,206	15,807,753	8,570,657	8,882,891	9,335,372	51,626,779
Net gain / (loss) on digital assets	(18,223)	198,189	111,990	(22,015)	346,393	333,450
Net gain / (loss) on investments	(133,167)	283,957	13,303	(101,487)	63,018	97,827
Net gain / (loss) on derivatives trading	31,059	62,467	16,340	105,322	83,640	151,583
Revenues and gains / (losses) from operations	**12,855,875**	**16,352,366**	**8,712,290**	**8,864,711**	**9,828,423**	**52,209,639**
Transaction expenses	13,059,439	15,891,776	8,644,601	8,891,783	9,313,616	51,592,423
Compensation and benefits	56,953	85,977	57,290	61,253	61,071	219,256
Notes interest expense	14,071	9,683	7,105	7,040	6,976	27,285
Depreciation and amortization	13,591	13,416	13,007	10,969	9,500	22,945
Other expenses	103,643	221,913	29,427	32,345	30,306	93,564
Total operating expenses	**13,247,697**	**16,222,765**	**8,751,430**	**9,003,390**	**9,421,469**	**51,955,473**
Operating Income	**(391,822)**	**129,601**	**(39,140)**	**(138,679)**	**406,954**	**254,166**
Notes payable - derivative	89,606	(16,583)	(2,858)	(2,573)	(9,713)	(9,603)
Other income / (expense), net	672	166	783	1,612	213	(135)
Total other income / (expense)	**90,278**	**(16,417)**	**(2,075)**	**(961)**	**(9,500)**	**(9,738)**
Net income / (loss) for the period, before taxes	**(301,544)**	**113,184**	**(41,215)**	**(139,640)**	**397,454**	**244,428**
Tax expense / (benefit)	(6,112)	(4,337)	(7,885)	(14,044)	9,327	15,914
Net income / (loss) for the period	**(295,432)**	**117,521**	**(33,330)**	**(125,596)**	**388,127**	**228,514**

GAAP Revenue and Transaction Expenses by Segment (Unaudited)

($ in thousands)	Three Months Ended					Year Ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Digital Assets						
Digital asset sales	12,849,568	15,648,238	8,464,827	8,785,677	9,257,178	51,488,120
Fees	14,580	21,974	14,527	19,607	18,854	29,240
Blockchain rewards	80,700	80,941	53,590	37,142	8,251	3,230
Proprietary mining	-	-	-	-	-	-
Revenues from contracts with customers	**12,944,848**	**15,751,153**	**8,532,944**	**8,842,426**	**9,284,283**	**51,520,590**
Blockchain rewards from non-customers	1,055	1,308	960	674	2,910	982
Lending	25,626	27,251	21,905	15,873	15,376	43,919
Total revenues	**12,971,529**	**15,779,712**	**8,555,809**	**8,858,973**	**9,302,569**	**51,565,491**
Digital asset sales costs	12,839,085	15,630,871	8,454,159	8,769,445	9,247,968	51,441,223
Impairment of digital assets	78,308	72,048	47,931	10,333	8,934	47,791
Blockchain reward distributions	67,766	63,448	44,590	33,099	5,594	3,069
Borrowing costs	5,789	13,933	5,762	1,948	4,009	8,825
Mining and hosting costs	-	-	-	-	-	-
Other transaction expenses	8,220	6,755	5,240	5,611	5,620	8,473
Transaction expenses	**12,999,168**	**15,787,055**	**8,557,682**	**8,820,436**	**9,272,125**	**51,509,381**
Data Centers						
Digital asset sales	-	-	-	-	-	-
Fees	-	-	-	-	-	-
Blockchain rewards	-	-	-	-	-	-
Proprietary mining	-	-	-	-	-	-
Revenues from contracts with customers	**-**	**-**	**-**	**-**	**-**	**-**
Blockchain rewards from non-customers	-	-	-	-	-	-
Lending	-	-	-	-	-	-
Total revenues	**-**	**-**	**-**	**-**	**-**	**-**

Digital asset sales costs	-	-	-	-	-	-
Impairment of digital assets	-	-	-	-	-	-
Blockchain reward distributions	-	-	-	-	-	-
Borrowing costs	-	-	-	-	-	-
Mining and hosting costs	-	-	-	-	-	-
Other transaction expenses						-
Transaction expenses	-	-	-	-	-	-

Treasury and Corporate						
Digital asset sales	-	-	-	-	-	-
Fees	(3,063)	5,842	6,195	6,921	9,274	21,571
Blockchain rewards	(9,588)	3,820	(5,491)	538	2,023	2,455
Proprietary mining	11,236	15,430	11,435	16,312	20,128	33,121
Revenues from contracts with customers	**(1,415)**	**25,092**	**12,139**	**23,771**	**31,425**	**57,147**
Blockchain rewards from non-customers	4,309	1,115	984	-	-	-
Lending	1,783	1,834	1,725	147	1,378	4,141
Total revenues	**4,677**	**28,041**	**14,848**	**23,918**	**32,803**	**61,288**
Digital asset sales costs	-	-	-	-	-	-
Impairment of digital assets	34,121	68,932	60,536	46,615	16,591	50,549
Blockchain reward distributions	(11,320)	(2,688)	(5,260)	(3,270)	(5,215)	(504)
Borrowing costs	28,049	23,533	20,870	16,831	13,874	9,346
Mining and hosting costs	5,534	11,909	10,013	10,466	15,255	20,772
Other transaction expenses	3,887	3,035	760	705	986	2,879
Transaction expenses	**60,271**	**104,721**	**86,919**	**71,347**	**41,491**	**83,042**

Totals						
Digital asset sales	12,849,568	15,648,238	8,464,827	8,785,677	9,257,178	51,488,120
Fees	11,517	27,816	20,722	26,528	28,128	50,811
Blockchain rewards	71,112	84,761	48,099	37,680	10,274	5,685
Proprietary mining	11,236	15,430	11,435	16,312	20,128	33,121
Revenues from contracts with customers	**12,943,433**	**15,776,245**	**8,545,083**	**8,866,197**	**9,315,708**	**51,577,737**
Blockchain rewards from non-customers	5,364	2,423	1,944	674	2,910	982
Lending	27,409	29,085	23,630	16,020	16,754	48,060
Total revenues	**12,976,206**	**15,807,753**	**8,570,657**	**8,882,891**	**9,335,372**	**51,626,779**

Digital asset sales costs 12,839,085 15,630,871 8,454,159 8,769,445 9,247,968 51,441,223 Impairment of digital assets 112,429 140,980 108,467 56,948 25,525 98,340 Blockchain reward distributions 56,446 60,760 39,330 29,829 379 2,565 Borrowing costs 33,838 37,466 26,632 18,779 17,883 18,171 Mining and hosting costs 5,534 11,909 10,013 10,466 15,255 20,772 Other transaction expenses 12,107 9,790 6,000 6,316 6,606 11,352 Transaction expenses 13,059,439 15,891,776 8,644,601 8,891,783 9,313,616 51,592,423

Segment Income Statement Breakout (Unaudited) Three Months Ended Year Ended ($ in millions) March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 GAAP Revenues and Transaction Expenses Gross revenues and gains / (losses) from operations 12,856 16,352 8,712 8,865 9,828 52,210 Gross transaction expenses 13,059 15,892 8,645 8,892 9,314 51,592 Segment Reporting Breakout Digital Assets adjusted gross profit 65 101 69 35 97 144 Global Markets 43 78 54 17 76 107 Asset Management & Infrastructure Solutions 22 23 15 18 21 37 Digital Assets operating income 4 29 9 (31) 40 (54) Data Centers leasing revenue - - - - - - Data Centers operating income (3) (2) (2) (2) (2) (6) Treasury and Corporate adjusted gross profit (268) 360 (2) (63) 417 473 Treasury and Corporate operating income (392) 102 (46) (106) 369 314 Net Income (295) 118 (33) (126) 388 229

Reconciliation of Non-GAAP Adjusted Gross Profit (Unaudited) Three Months Ended Year Ended ($ in thousands) March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Digital Assets Revenues and gains / (losses) from operations 13,063,899 15,888,009 8,626,967 8,855,900 9,369,527 51,653,398 Less: transaction expenses (12,999,168) (15,787,055) (8,557,682) (8,820,436) (9,272,125) (51,509,381) Adjusted gross profit 64,731 100,954 69,285 35,464 97,402 144,017 Data Centers Revenues and gains / (losses) from operations - - - - - - Less: transaction expenses - - - - - - Adjusted gross profit - - - - - - Treasury and Corporate Revenues and gains / (losses) from operations (208,024) 464,357 85,323 8,811 458,896 556,241 Less: transaction expenses (60,271) (104,721) (86,919) (71,347) (41,491) (83,042) Adjusted gross profit (268,295) 359,636 (1,596) (62,536) 417,405 473,199 Totals Revenues and gains / (losses) from operations 12,855,875 16,352,366 8,712,290 8,864,711 9,828,423 52,209,639 Less: transaction expenses (13,059,439) (15,891,776) (8,644,601) (8,891,783) (9,313,616) (51,592,423) Adjusted gross profit (203,564) 460,590 67,689 (27,072) 514,807 617,216

Consolidated Statements of Financial Position (Unaudited) ($ in thousands) March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Assets Current assets Cash and cash equivalents 509,438 462,103 271,977 314,033 247,232 316,610 295,001 301,625 399,943 542,101 1,038,176 1,073,854 934,177 Digital intangible assets 2,123,860 2,547,581 2,367,770 1,851,953 1,853,704 972,429 821,069 834,149 693,645 362,383 654,036 593,602 1,679,217 Digital financial assets 514,479 359,665 103,447 83,138 102,744 74,386 131,824 275,194 141,363 199,632 191,292 251,540 362,220 Digital assets loan receivable, net of allowance 280,095 579,530 305,276 177,230 95,218 104,504 80,442 47,099 45,143 49,971 110,349 69,894 172,849 Assets posted as collateral 506,634 277,147 227,050 203,942 173,390 318,195 123,499 8,783 94,886 25,138 95,140 82,786 131,623 Investments 545,754 834,812 594,564 508,380 578,975 - - 17,878 - - - - - Derivative assets 128,353 207,653 141,961 153,470 341,336 173,209 45,442 69,083 92,209 18,763 23,909 29,718 45,744 Accounts receivable 28,864 55,279 30,309 82,645 169,739 60,929 54,535 65,146 41,794 30,874 41,057 86,591 137,570 Digital assets receivable 17,674 53,608 43,118 44,576 24,132 14,686 7,528 9,620 20,296 12,423 21,012 17,287 50,355 Loans receivable 407,966 476,620 398,510 404,991 402,722 377,105 247,276 316,647 188,976 62,611 76,028 131,045 303,534 Prepaid expenses and other assets 29,884 26,892 31,452 26,643 34,724 36,924 54,285 33,305 31,438 33,870 52,272 63,075 34,228 Total current assets 5,093,001 5,880,890 4,515,434 3,851,001 4,023,916 2,448,977 1,860,901 1,978,529 1,749,693 1,337,766 2,303,271 2,399,392 3,851,517 Non-current assets Digital intangible assets 15,030 20,979 56,789 22,372 52,859 41,356 - - - - - - - Digital assets receivable 1,996 7,112 7,015 3,854 18,065 6,174 3,537 4,378 7,403 5,154 11,172 6,072 35,737 Digital assets loan receivable, non-current - - 18,376 12,881 - - - - - - - - - Investments 736,060 808,694 704,542 800,315 822,412 735,103 586,513 589,878 683,680 588,558 743,156 725,422 1,008,759 Loans receivable, non-current 56,800 - - - - 10,259 113,792 18,698 100,150 100,977 - - - Property and equipment, net 262,216 237,038 220,303 225,290 227,193 213,348 212,419 205,638 192,940 188,019 140,619 149,072 94,736 Other non-current assets 113,052 107,105 115,083 108,518 93,411 94,806 106,210 101,177 100,472 75,755 39,563 49,847 41,553 Goodwill 58,037 58,037 49,450 44,257 44,257 44,257 44,257 44,257 45,278 24,645 24,645 24,645 24,645 Total non-current assets 1,243,191 1,238,965 1,171,558 1,217,487 1,258,197 1,145,303 1,066,728 964,026 1,129,923 983,108 959,155 955,058 1,205,430 Total Assets 6,336,192 7,119,855 5,686,992 5,068,488 5,282,113 3,594,280 2,927,629 2,942,555 2,879,616 2,320,874 3,262,426 3,354,450 5,056,947 Liabilities and Equity Current liabilities Derivative liabilities 89,702 165,858 112,136 118,770 395,835 160,642 39,737 47,371 81,325 16,568 19,334 41,854 31,654 Accounts payable and accrued liabilities 270,468 281,531 196,855 193,841 192,441 140,376 132,877 118,492 113,052 120,955 119,823 133,891 110,213 Digital assets borrowed 1,760,455 1,497,609 1,163,768 950,178 975,582 398,277 272,239 355,092 308,338 170,566 501,119 425,108 864,525 Payable to customers 19,288 19,520 96,864 94,816 80,740 3,442 3,446 11,905 13,876 9,591 22,771 142,936 138,119 Loans payable 345,249 510,718 248,818 211,384 275,415 93,069 51,565 1,546 3,058 - 112,528 105,783 129,236 Collateral payable 943,513 1,399,655 1,154,471 811,656 684,838 581,362 520,618 440,184 349,976 131,506 206,187 189,615 755,315 Other current liabilities 73,358 13,034 166,879 116,973 116,014 40,936 50,579 7,468 11,148 8,090 19,372 37,988 81,295 Total current liabilities 3,502,033 3,887,925 3,139,791 2,497,618 2,720,865 1,418,104 1,071,061 982,058 880,773 457,276 1,001,134 1,077,175 2,110,357 Non-current Liabilities Notes payable 763,798 845,186 434,306 427,679 421,405 408,053 395,896 393,465 389,213 384,515 425,629 424,842 472,361 Digital assets borrowed, non-current 6,603 - - - - - - - - - - - - Other non-current liabilities 162,114 192,392 60,796 68,555 59,794 56,952 53,157 59,430 63,975 62,889 32,517 27,668 19,785 Total non-current liabilities 932,515 1,037,578 495,102 496,234 481,199 465,005 449,053 452,895 453,188 447,404 458,146 452,510 492,146 Total Liabilities 4,434,548 4,925,503 3,634,893 2,993,852 3,202,064 1,883,109 1,520,114 1,434,953 1,333,961 904,680 1,459,280 1,529,685 2,602,503 Equity Non-controlling interest - - - - - - - - - - 56,652 50,070 147,760 Unit holders' capital 1,901,644 2,194,352 2,052,099 2,074,636 2,080,049 1,711,171 1,407,515 1,507,602 1,545,655 1,416,194 1,746,494 1,774,695 2,306,684 Total Equity 1,901,644 2,194,352 2,052,099 2,074,636 2,080,049 1,711,171 1,407,515 1,507,602 1,545,655 1,416,194 1,803,146 1,824,765 2,454,444 Total Liabilities and Equity 6,336,192 7,119,855 5,686,992 5,068,488 5,282,113 3,594,280 2,927,629 2,942,555 2,879,616 2,320,874 3,262,426 3,354,450 5,056,947

Statements of Financial Position by Segment (Unaudited) ($ in thousands) March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Digital Assets Total assets 3,169,254 3,723,814 2,751,744 2,514,739 2,877,544 1,978,031 Total liabilities 2,691,823 3,163,499 2,336,957 2,135,670 2,444,245 1,679,765 Data Centers Total assets 264,600 199,694 191,909 196,061 157,602 114,529 Total liabilities - - - - - - Treasury and Corporate Total assets 2,902,338 3,196,347 2,743,339 2,357,688 2,246,967 1,501,720 Total liabilities 1,742,725 1,762,004 1,297,936 858,182 757,819 203,344 Totals Total assets 6,336,192 7,119,855 5,686,992 5,068,488 5,282,113 3,594,280 Total liabilities 4,434,548 4,925,503 3,634,893 2,993,852 3,202,064 1,883,109